RSM TOP-AUDIT
                        Pokrovka str. 43, bldg.1, Moscow,
                                 103062, Russia

Telephone: +7(095) 916-0911                                Fax: +7(095) 917-8789
           +7(095) 917-8789
================================================================================

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of North-West Oil Group Inc.

We have audited the accompanying interim consolidated balance sheet of North-West Oil Group Inc. (the "Company") as of March 31, 2006 and the related interim consolidated statements of earnings and comprehensive income, stockholders' equity and cash flows for the period April 1, 2005 to March 31, 2006 and from July 1, 2004 to March 31, 2005 . These interim consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these interim consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these interim consolidated financial statements referred to above present fairly, in all material respects the financial position of the Company as at March 31, 2006 and the results of its operations and cash flows for the period ended April 1, 2005 to March 31, 2006 and from July 1, 2004 to March 31, 2005 in conformity with accounting principles generally accepted in the United States of America.



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RSM TOP-AUDIT

                                                NORTH - WEST OIL GROUP INC.

                                            CONSOLIDATED INTERIM BALANCE SHEET
                                                         (AUDITED)

                                                                  APRIL 01, 2005              JULY 01, 2004
                                                                  MARCH 31, 2006              MARCH 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                       U.S. $                     U.S.$
-------------------------------------------------------------------------------------------------------------

                                                     ASSETS
CURRENT ASSETS
Cash and Equivalents                                                       3 092                  48 723
Accounts Receivables                                                     713 663                 196 081
Financial Assets                                                         765 361
Inventory                                                                758 204                 168 844
-------------------------------------------------------------------------------------------------------------
Other                                                                    434 296                  20 542
-------------------------------------------------------------------------------------------------------------

Total Current Assets                                                   2 674,616                 434 190
-------------------------------------------------------------------------------------------------------------

Fixed Assets                                                          99 679 186                 470 413
-------------------------------------------------------------------------------------------------------------

Total Assets                                                         102 353 802                 904 603
-------------------------------------------------------------------------------------------------------------
                                           LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts Payable                                                       1 021,767                 486 906
Other Current Liabilities                                                 96 725                  14 487
-------------------------------------------------------------------------------------------------------------

Total Current Liabilities                                              1 118,492                 501 393
-------------------------------------------------------------------------------------------------------------

Long Term Debt                                                        12 235 595                       -
-------------------------------------------------------------------------------------------------------------

Total Liabilities                                                     13 354 087                 501 393
-------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY:
Capital Stock                                                                347                     347
Paid in Capital                                                       79 352 969                       -
Retained Earnings                                                      9 646 399                 402 863
-------------------------------------------------------------------------------------------------------------

Total Stockholders Equity                                             88 999 715                 403 210
-------------------------------------------------------------------------------------------------------------

Total Liabilities and Stockholders' Equity                           102 353 802                 904 603
-------------------------------------------------------------------------------------------------------------


                                                NORTH - WEST OIL GROUP INC.

                           CONSOLIDATED INTERIM STATEMENTS OF EARNINGS AND COMPREHENSIVE INCOME
                                                         (AUDITED)

                                                                    FOR THE PERIOD            FOR THE PERIOD
                                                                    APRIL  01, 2005           JULY 01, 2004
                                                                     MARCH 31, 2006           MARCH 31, 2005
                                                                    --------------            --------------
                                                                         U.S.$                     U.S.$
Sales:
Income                                                               103,996,305               1 311 006
------------------------------------------------------------------------------------------------------------

Operating Expenses                                                    83,822,737               1 074 837
Selling, general and administrative                                    6,406,171                  30 305

Amortization/Depreciation                                              1 031 828                  47 041
------------------------------------------------------------------------------------------------------------

                                                                      91,260,736               1 152 183
------------------------------------------------------------------------------------------------------------

Earnings before Provision for Income Taxes                            12,735,569                 158 823
------------------------------------------------------------------------------------------------------------


Total other Income Net                                                    20,799                   6 350
------------------------------------------------------------------------------------------------------------

Earnings before Tax Provision                                         12,714,770                 165 173

Provision for Income Tax Expense                                       3,051,544                  38 260
------------------------------------------------------------------------------------------------------------

Net Income for the Period                                              9,663,226                 126 913
------------------------------------------------------------------------------------------------------------

Net Earnings for Common Share
------------------------------------------------------------------------------------------------------------

Fully Diluted
------------------------------------------------------------------------------------------------------------

Weighted Average Common Shares
------------------------------------------------------------------------------------------------------------

Fully Weighted Average Common
Shares Outstanding
------------------------------------------------------------------------------------------------------------


                                                NORTH - WEST OIL GROUP INC.

                                       CONSOLIDATED INTERIM STATEMENTS OF CASH FLOWS
                                                         (AUDITED)


                                                                    FOR THE PERIOD            FOR THE PERIOD
                                                                    APRIL 01, 2005            JULY 01, 2005
                                                                    MARCH 31, 2006            MARCH 31, 2005
                                                                    --------------            --------------
                                                                         U.S.$                      U.S.$
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Earnings                                                           9,663,226                 126 913
Depreciation and amortization                                          1 031 828                  47 041
(Increase) decrease in:                                                        -                       -
Changes in Receivables                                                  (517 582)               (196 081)
Changes in Liabilities                                                   716 666                 501 609
Changes in other Operating
Activities                                                            (1 003 114)                189 386
------------------------------------------------------------------------------------------------------------

Net cash and cash equivalents provided by
OPERATING ACTIVITIES                                                   9,891,024                 668 868
------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Capital Assets                                          (111,171 618)               (517 454)
------------------------------------------------------------------------------------------------------------

NET CASH USED FOR INVESTING ACTIVITIES                              (111,171,618)               (620 145)
------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in Paid in Capital                                           88 999 369                       -
Long-term loan                                                        12 235 595                       -
------------------------------------------------------------------------------------------------------------

Net cash from Financing Activities                                   101 234 963                       -
------------------------------------------------------------------------------------------------------------

Net (Decrease) Increase in Cash                                          (45 631)                 48 723
Cash- Beginning of Period                                                 48 723                       -
------------------------------------------------------------------------------------------------------------
Cash - End of Period                                                       3 092                  48 723
------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF NON-CASH

FLOW INFORMATION

CASH PAID DURING THE YEAR FOR:

INTEREST                                                                       -                       -
------------------------------------------------------------------------------------------------------------

INCOME TAXES                                                                   -                       -
------------------------------------------------------------------------------------------------------------

                           NORTH - WEST OIL GROUP INC.

                    NOTES FOR INTERIM CONSOLIDATED STATEMENTS
                              AS AT MARCH 31, 2006
                                    (AUDITED)

1.    ACCOUNTING POLICIES

      a)    Principles of Consolidation

            The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries.

      c)    Cash and Cash Equivalent

            The Company considers highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

      d)    Fixed Assets

            Furniture, fixtures and equipment are recorded at cost less accumulated depreciations which is provided on the straight-line basis over the estimated useful lives of the assets which range between three and seven years. Expenditures for maintenance and repairs are expensed as incurred.

            Income Taxes

            The Company accounts for income taxes in accordance with the "liability method" of accounting for income taxes. Accordingly, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities, using the enacted tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the respective periods' taxable income for federal, state and foreign income tax reporting purposes. As at March 31, 2006 these amounts were $3,051,544.

      f)    Earnings Per Share

            Earnings per common share is computed pursuant to SFAS No. 128 "Earnings Per Share". Basic earnings per share is computed as net income (loss) available to common shareholders divided by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur from common shares issuable through stock options, warrants and convertible preferred stock.

      g)    Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           NORTH - WEST OIL GROUP INC.

                    NOTES FOR INTERIM CONSOLIDATED STATEMENTS
                              AS AT MARCH 31, 2006
                                    (AUDITED)



      h)    Fair Value Disclosure at March 31, 2006

            The carrying value of accounts receivable, inventory and accounts payable are a reasonable estimate of their fair value.


      i)    Effect of New Accounting Standards

            The Company does not believe that any recently issued accounting standards, not yet adopted by the Company, will have a material impact on its financial position and results of operations when adopted.

            During June 2001, SFAS No. 141, "Business Combinations" was issued. This standard addresses financial accounting and reporting for business combinations. All business combinations within the scope of SFAS 141 are to be accounted for using one method -the purchase method. Use of the pooling-of-interests methods is prohibited. The provisions of SFAS141 apply to all business combinations initiated after March 31, 2006.

            During June 2001, SFAS No. 142, "Goodwill" and Other Intangible Assets" was issued. This standard addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be


      i)    Effect of New Accounting Standards - Cont'd

            accounted for in financial statements upon their acquisition. SFAS 142 also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. The provision of SFAS 142 is effective for fiscal years beginning after December 15, 2001.

      2.    PROVISION FOR INCOME TAX

            Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related to differences between the financial statement and income tax bases of assets and liabilities for financial statement and income tax reporting purposes. Deferred tax assets and liabilities represent the future tax return consequences of these temporary differences, which will either be taxable or deductible in the year when the assets or liabilities are recovered or settled.